UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2009

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2009, the Board of Directors of the Company (the “Board”) approved amendments to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), effective December 8, 2009. The following describes the principal changes to the Bylaws.

1.	Section 1.3 relating to special meetings of stockholders was revised to further clarify who can call a special meeting. The Section was also amended to explicitly state the ability of the Board to postpone or reschedule special meetings.

2.	Section 1.5 relating to the voting list for a meeting of stockholders was revised to explicitly state that the list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

3.	Section 1.6 and Section 1.7 relating to quorum at stockholders’ meetings and adjournment of stockholders’ meetings have been modified to provide that both the chairman and the stockholders present or represented at a meeting and entitled to vote are permitted to adjourn stockholders’ meetings, whether or not a quorum is present at such meeting. Section 1.6 has also been revised to clarify that where a separate vote by a class or classes or series of capital stock is required, the holders of a majority of the shares of such class or classes or series of the capital stock of the Company issued and outstanding and entitled to vote on such matter shall constitute a quorum entitled to take action with respect to the vote on such matter.

4.	Section 1.10 and Section 1.11 relating to the ability of a stockholder to nominate directors at an annual meeting of stockholders and to introduce business at an annual meeting of stockholders were revised and expanded. Among other things:

•	The changes require a stockholder making a proposal to provide more information about itself, related persons and persons acting in concert with such stockholder.

•	The changes require a stockholder nominating a director to provide more information about the proposed nominee(s) and about itself and related persons.

•	The changes explicitly provide that in no event shall the adjournment or postponement of a meeting commence a new time period or extend any time period for the giving of a stockholder’s notice.

•

The changes explicitly provide that the advance notice provisions do not create any independent obligation to include in proxy materials information regarding a director nominee or proposal submitted by a stockholder.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, as amended, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: December 11, 2009	By:	/S/ P. KAY WAGONER
P. Kay Wagoner, Ph.D. Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Registrant, as amended